UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20546

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): March 13, 2000

                                  UNIDYN, CORP.
             (Exact name of registrant as specified in its charter)

         Nevada                          33-55254-31             87-0438639
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation)                                              Identification No.)

1216 South 1580 West, #A
Orem, Utah                                           84058-4927
(Address of principle executive offices)             (Zip Code)

Registrant's telephone number, including area code: (801) 434-7250

                                 AMENDMENT NO. 1

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements or other portions of its CURRENT REPORT on FORM 8-K dated December 31, 1999 as set forth in the pages attached hereto:



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNIDYN, CORP.


March 13, 20000                      By:
                                        Ira Gentry, President & Director

                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Avalon Technology, Inc.


We have audited the accompanying balance sheet of Avalon Technology, Inc. as of February 28, 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Avalon Technology, Inc. as of February 28, 1999, and the results of its operations, changes in stockholders' equity, and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                                   Smith & Company
                                                   CERTIFIED PUBLIC ACCOUNTANTS


Salt Lake City, Utah
March 4, 2000


          10 West 100 South, Suite 700o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297o Facsimile: (801) 575-8306
                       E-mail: smith&co@smithandcocpa.com
          Members: American Institute of Certified Public Accountantso
                Utah Association of Certified Public Accountants

                             Avalon Technology, Inc.
                                  BALANCE SHEET


                                                                                                          February 28,
                                                                                                              1999
                                                                                                        -----------------
              ASSETS
CURRENT ASSETS
           Cash in bank                                                                                 $           1,798
           Accounts receivable (net of allowance for doubtful accounts of $18,370)                                103,800
           Deferred tax benefit (Note 6)                                                                           16,498
           Inventory (Note 1)                                                                                     232,650
                                                                                                        -----------------

                                                                                 TOTAL CURRENT ASSETS             354,746

PROPERTY, PLANT & EQUIPMENT (Note 3)                                                                               86,774

OTHER ASSETS
           Deposits and other                                                                                       9,004
                                                                                                        -----------------
                                                                                                                    9,004
                                                                                                        -----------------

                                                                                                        $         450,524
                                                                                                        =================

              LIABILITIES & EQUITY
CURRENT LIABILITIES
           Accounts payable                                                                             $          71,228
           Payable - related party (Note 4)                                                                       191,303
           Accrued expenses                                                                                        25,973
           Loans payable (Note 5)                                                                                  70,197
           Deposits                                                                                                24,500
           Deferred income taxes (Note 6)                                                                           3,562
           Income taxes payable                                                                                       391
                                                                                                        -----------------

                                                                            TOTAL CURRENT LIABILITIES             387,154

STOCKHOLDERS' EQUITY
           Common Stock $1.00 par value:
              Authorized - 1,000 shares
              Issued and outstanding  300 shares                                                                      300
           Additional paid-in capital                                                                              27,357
           Retained earnings                                                                                       35,713
                                                                                                        -----------------

                                                                           TOTAL STOCKHOLDERS' EQUITY              63,370
                                                                                                        -----------------

                                                                                                        $         450,524
                                                                                                        =================

See Notes to Financial Statements.

                             Avalon Technology, Inc.
                             STATEMENT OF OPERATIONS


                                                                                                           Year ended
                                                                                                          February 28,
                                                                                                              1999
                                                                                                        -----------------
Net sales                                                                                               $       1,611,338
Cost of sales                                                                                                     579,943
                                                                                                        -----------------

                                                                                         GROSS PROFIT           1,031,395

Other Income
           Gain on disposal of assets                                                                               1,647
                                                                                                        -----------------
                                                                                                                    1,647

General & administrative expenses:
           Amortization and depreciation                                                                           32,276
           Bad debts                                                                                               13,458
           Bank charges                                                                                               520
           Commissions/consulting                                                                                  56,360
           Insurance                                                                                                9,529

           Interest expense                                                                                        27,334
           Payroll taxes and benefits                                                                              79,242
           Professional services                                                                                   25,745
           Property taxes                                                                                           1,338

           Rent                                                                                                    62,532
           Repairs and maintenance                                                                                 13,848
           Salaries                                                                                               569,455
           Sales and marketing                                                                                     80,543
           Supplies                                                                                                25,941

           Telephone                                                                                               13,401
           Utilities                                                                                               10,835
           Miscellaneous                                                                                           11,490
                                                                                                        -----------------
                                                                                                                1,033,847

                                                                        NET LOSS BEFORE INCOME TAXES                 (805)

Income tax expense (benefit)                                                                                         (618)
                                                                                                        -----------------

                                                                                             NET LOSS   $            (187)
                                                                                                        =================


Net (loss) per weighted average share                                                                   $            (.62)
                                                                                                        =================

Weighted average number of common shares used to compute
 net (loss) per weighted average share                                                                                300
                                                                                                        =================




See Notes to Financial Statements.

                             Avalon Technology, Inc.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY


                                            Common Stock              Additional
                                            Par Value $1.00            Paid-in             Retained
                                   Shares            Amount            Capital             Earnings
                              --------------     -------------     --------------    -----------------
Balances at 2/28/98                      300     $          300    $       27,357    $          35,900
         Net loss for year                                                                        (187)
                              --------------     -------------     --------------    -----------------

Balances at 2/28/99                      300     $          300    $       27,357    $          35,713
                              ==============     ==============    ==============    =================



See Notes to Financial Statements.

                             Avalon Technology, Inc.
                             STATEMENT OF CASH FLOWS


                                                                                                           Year ended
                                                                                                          February 28,
                                                                                                              1999
                                                                                                        -----------------

OPERATING ACTIVITIES
           Net (loss)                                                                                   $            (187)
           Adjustments to reconcile net (loss) to cash provided by
              operating  activities:
                Gain on asset disposal                                                                              1,647
                Amortization and depreciation                                                                      32,276
                Bad debts                                                                                             229
                Deferred taxes                                                                                     (1,009)
           Changes in assets and liabilities:
                Inventory                                                                                           7,620
                Accounts receivable                                                                                (1,099)
                Deposits and other                                                                                 (1,941)
                Accrued expenses                                                                                  (35,395)
                Deposits                                                                                           (2,273)
                Income taxes payable                                                                                  341
                Accounts payable                                                                                   14,402
                                                                                                        -----------------

                                                            NET CASH PROVIDED BY OPERATING ACTIVITIES              14,611

INVESTING ACTIVITIES
           Purchase of equipment                                                                                  (44,680)
                                                                                                        -----------------

                                                                NET CASH USED BY INVESTING ACTIVITIES             (44,680)

FINANCING ACTIVITIES
           Line of credit repayments                                                                              (53,491)
           Repayments - related parties                                                                            (7,940)
           Loan repayments                                                                                        (22,496)
           Borrowings                                                                                              91,500
                                                                                                        -----------------

                                                            NET CASH PROVIDED BY FINANCING ACTIVITIES               7,573
                                                                                                        -----------------

                                                                DECREASE IN CASH AND CASH EQUIVALENTS             (22,496)

           Cash and cash equivalents at beginning of year                                                          24,294
                                                                                                        -----------------

                                                               CASH & CASH EQUIVALENTS AT END OF YEAR   $           1,798
                                                                                                        =================

Cash paid for:
           Interest                                                                                     $          27,334
                                                                                                        =================



See Notes to Financial Statements.

                             AVALON TECHNOLOGY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                February 28, 1999


NOTE 1:                SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
         Accounting Methods
         The Company recognizes income and expenses based on the accrual method of accounting.

         Dividend Policy
         The Company has not yet adopted any policy regarding payment of dividends.

         Inventory
         Inventory consists of items for resale and is valued at the lower of cost (first-in, first-out basis) or market. At February 28, 1999 finished goods are $61,256, raw materials are $164,849, and work in process is $6,545.

         Revenue Recognition
         Revenue is recognized upon shipment of products.

         Allowance for Uncollectible Accounts
         The Company provides an allowance for uncollectible accounts based upon prior experience and management's assessment of the collectability of existing accounts.

         Cash and Cash Equivalents
         For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

         Earnings (loss) per share
         Earnings or loss per common and common equivalent share is computed by dividing net earnings (loss) by the weighted average common shares outstanding during each year.

         Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses during the reporting period. Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates. Such estimates of significant accounting sensitivity are allowance for doubtful accounts.

         Income Taxes
         The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized.

         In February, 1992, the Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature for accounting for income taxes and requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable.

NOTE 2:                ORGANIZATION AND HISTORY
         The Company was incorporated under the laws of the State of Arizona on February 23, 1996. The Company manufactures and sells equipment related to the hot air solder leveler industry.

NOTE 3:                PROPERTY, PLANT, AND EQUIPMENT
         Property, plant, and equipment as of February 28, 1999 are summarized as follows:

                                                         Accumulated          Net Book
                                           Cost         Depreciation            Value
                                      -------------  ------------------  -------------
            Vehicles                  $      19,928  $           19,928  $           0
            Computers & Software             65,628              24,709         40,919
            Machinery & Equipment            61,998              41,838         20,160
            Furniture & Fixtures             43,056              25,144         17,912
            Leasehold Improvements           30,391              22,608          7,783
                                      -------------  ------------------  -------------
                                      $     221,001  $          134,227  $      86,774
                                      =============  ==================  =============

                             AVALON TECHNOLOGY, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                February 28, 1999

NOTE 3:                PROPERTY, PLANT, AND EQUIPMENT (continued)
         Depreciation expense is calculated under straight-line methods based on the estimated service lives of depreciable assets. Depreciation expense for the year ended February 28, 1999 amounted to $31,782.

NOTE 4:                PAYABLE - RELATED PARTY
         At February 28, 1999, the Company owes $152,970 to its President for cash advanced to the Company and $38,333 in accrued salary.

NOTE 5:                LOANS PAYABLE
         Loans payable at February 28, 1999 are as follows:

                                    Interest                            Long-
                                      Rate              Current         term
                                 -------------        -------------   --------
            Equipment lease             13.32%        $       6,672   $      0
            Equipment lease             13.32%                5,516          0
            Line of credit            variable               17,767          0
            Line of credit            variable               17,323          0
            Line of credit            variable               22,919          0
                                                      -------------   --------
                                                      $      70,197   $      0
                                                      =============   ========

NOTE 6:                INCOME TAXES
         Components of income tax are as follows:
                                                   1999
                                               -------------
                       Current
                             Federal           $           0
                             State                       391
                                               -------------
                                                         391
                       Deferred                       (1,009)
                                               -------------
                                               $        (618)
                                               =============

         A reconciliation of the provision for income tax expense with the expected income tax computed by applying the federal statutory income tax rate to loss before provision for income taxes is as follows:
                                                                          1999
                                                                   -------------
                       Income tax computed at Federal statutory
                             tax rate                              $       (121)
                       Deferred taxes                                      (888)
                       State taxes (net of federal benefit)                 391
                                                                   ------------
                                                                   $       (618)
                                                                   =============

         The significant component of the Company's deferred tax asset and liability for income taxes consists of the following:

                             Current deferred tax asset
                               Allowance for doubtful accounts   $       4,409
                               Salary accrual                            9,200
                               Vacation accrual                          2,889
                                                                 -------------

                                                                 $      16,498
                                                                 =============

                             Current deferred tax liability
                               Depreciation differences          $       3,562
                                                                 =============

NOTE 7:                COMMITMENTS AND CONTINGENCIES
         The Company has a lease on the building in Arizona where it operates. The approximate monthly amount is $5,685. The lease expires in August, 2000. Future expected lease payments on the building are as follows:

                               Year ending February 29, 2000   $      68,220
                               Year ending February 28, 2001          34,110
                                                               -------------
                                                               $     102,330
                                                               =============

         Rent expense for the building in 1999 was $62,532.

                             AVALON TECHNOLOGY, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                February 28, 1999

NOTE 8:                MAJOR CUSTOMERS
         Sales to one customer represented 5.1% during the year ended February 28, 1999. As of February 28, 1999, accounts receivable from this customer represented 17.0%.

         During the year ended February 28, 1999, the Company had sales of $341,948 to foreign customers.

NOTE 9:                SUBSEQUENT EVENTS
         Effective December 1, 1999, most assets and liabilities of the Company were acquired by Kenney Ventures and NCS Investments, who placed the assets and liabilities in Avalon Manufacturing Co. ("AMC"). Effective December 31, 1999, UniDyn, Corp. acquired all of the outstanding stock of AMC in a purchase transaction.

NOTE 10:               PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
         See the following pages for unaudited condensed consolidated financial statements which assume the entities were together as of the beginning of the period presented.

         The balance sheet adjustments assume 700,000 shares of UniDyn stock issued at $.85 per share on January 1, 1998 and the issuance of a $312,000 promissory note to complete the transaction. The balance sheet and statement of operations also assume goodwill is being amortized over fifteen years.

                          UNIDYN, CORP. AND SUBSIDIARY
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                  BALANCE SHEET



                                                           UniDyn              Avalon            Pro Forma         Consolidated
                                                          12/31/98             2/28/99          Adjustments          Pro Forma
                                                     ------------------  -----------------   -----------------  ------------------
   ASSETS
CURRENT ASSETS
     Cash in bank                                    $          138,936  $           1,798   $                  $          140,734
     Accounts receivable                                        245,312            103,800                                 349,112
     Deferred tax benefit                                        14,500             16,498                                  30,998
     Prepaid expense                                             17,564                  0                                  17,564
     Inventory                                                   34,173            232,650                                 266,823
                                                     ------------------  -----------------   -----------------  ------------------

                               TOTAL CURRENT ASSETS             450,485            354,746                   0             805,231

PROPERTY, PLANT & EQUIPMENT                                      95,287             86,774                                 182,061

OTHER ASSETS
     Other                                                            0              9,004                                   9,004
     Deferred tax benefit                                       196,500                  0                                 196,500
     Goodwill                                                         0                  0             802,000             802,000
     Derritron Technology                                     4,008,400                  0                               4,008,400
                                                     ------------------  -----------------   -----------------  ------------------
                                                              4,204,900              9,004             802,000           5,015,904
                                                     ------------------  -----------------   -----------------  ------------------

                                                     $        4,750,672  $         450,524   $         802,000  $        6,003,196
                                                     ==================  =================   =================  ==================

   LIABILITIES & EQUITY
CURRENT LIABILITIES
     Accounts payable                                $          173,138  $          71,228   $                  $          244,366
     Payable - related party                                     90,670            191,303                                 281,973
     Accrued expenses                                            47,285             25,973                                  73,258
     Loans payable                                                    0             70,197             312,000             382,197
     Deposits                                                         0             24,500                                  24,500
     Deferred income taxes                                            0              3,562                                   3,562
     Income taxes payable                                            50                391                                     441
                                                     ------------------  -----------------   -----------------  ------------------

                          TOTAL CURRENT LIABILITIES             311,143            387,154             312,000           1,010,297

STOCKHOLDERS' EQUITY
     Common stock $.001 par value:
     Authorized - 100,000,000 shares
     Issued and outstanding 32,000,000
       shares (32,700,000 after acquisition)                     32,000                300                 400              32,700
     Additional paid-in capital                               4,341,832             27,357             546,600           4,915,789
     Retained earnings                                           65,697             35,713             (57,000)             44,410
                                                     ------------------  -----------------   -----------------  ------------------

                         TOTAL STOCKHOLDERS' EQUITY           4,439,529             63,370             490,000           4,992,899
                                                     ------------------  -----------------   -----------------  ------------------

                                                     $        4,750,672  $         450,524   $         802,000  $        6,003,196
                                                     ==================  =================   =================  ==================

                          UNIDYN, CORP. AND SUBSIDIARY
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS


                                                           UniDyn              Avalon            Pro Forma         Consolidated
                                                          12/31/98             2/28/99          Adjustments          Pro Forma
                                                     ------------------  -----------------   -----------------  ------------------
Net sales                                            $        2,016,779  $       1,611,338   $                  $        3,628,117
Cost of sales                                                   609,694            579,943                               1,189,637
                                                     ------------------  -----------------   -----------------  ------------------

                                       GROSS PROFIT           1,407,085          1,031,395                               2,438,480

Other Income
   Commissions                                                  212,900                  0                                 212,900
   Gain on disposal of assets                                    11,388              1,647                                  13,035
                                                     ------------------  -----------------   -----------------  ------------------
                                                                224,288              1,647                                 225,935

General & administrative expenses:
   Accounting / legal                                            91,705                  0                                  91,705
   Advertising / promotion                                       33,165                  0                                  33,165
   Amortization and depreciation                                  8,970             32,276              57,000              98,246
   Bad debts                                                          0             13,458                                  13,458
   Bank charges                                                   6,320                520                                   6,840

   Commissions / consulting                                      47,888             56,360                                 104,248
   Engineering                                                    2,412                  0                                   2,412
   Insurance                                                          0              9,529                                   9,529
   Interest expense                                               2,544             27,334                                  29,878
   Office expense                                                14,890                  0                                  14,890

   Payroll taxes and benefits                                    29,300             79,242                                 108,542
   Professional services                                         16,562             25,745                                  42,307
   Property taxes                                                     0              1,338                                   1,338
   Rent                                                          49,380             62,532                                 111,912
   Repairs and maintenance                                       26,592             13,848                                  40,440

   Salaries / employee leasing                                1,006,552            569,455                               1,576,007
   Sales and marketing                                                0             80,543                                  80,543
   Supplies                                                           0             25,941                                  25,941
   Telephone                                                     30,453             13,401                                  43,854
   Travel                                                        93,438                  0                                  93,438

   Utilities                                                      7,174             10,835                                  18,009
   Vehicle expense                                               43,072                  0                                  43,072
   Miscellaneous                                                 13,166             11,490                                  24,656
                                                     ------------------  -----------------   -----------------  ------------------
                                                              1,523,583          1,033,847              57,000           2,614,430

                                  NET INCOME (LOSS)
                                BEFORE INCOME TAXES             107,790               (805)            (57,000)             49,985

Income tax expense (benefit)                                     36,297               (618)                  0              35,679
                                                     ------------------  -----------------   -----------------  ------------------

                                  NET INCOME (LOSS)  $           71,493  $            (187)  $         (57,000) $           14,306
                                                     ==================  =================   =================  ==================

Net income (loss) per weighted average
   share                                             $              .00  $            (.62)                     $              .00
                                                     ==================  =================                      ==================

Weighted average number of common
   shares used to compute net income
   (loss) per weighted average share                         31,280,000                300                              31,980,000
                                                     ==================  =================                      ==================